                          FIRST AMENDMENT AND CONSENT
                          ---------------------------


        FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of April 13, 1998, among CAF HOLDINGS, INC. ("Holdings"), COLLINS & AIKMAN FLOORCOVERINGS, INC. (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.



                                  WITNESSETH:
                                  -----------


        WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 6, 1997 (the "Credit Agreement");

        WHEREAS, the Borrower desires to acquire, through Collins & Aikman Floorcoverings UK Limited, a registered company in England ("C&A UK") and a Wholly-Owned Subsidiary of the Borrower, all of the capital stock of Advanced Carpet Tiles Limited, a registered company in England ("ACT"), pursuant to, and in accordance with the terms of an Agreement (as amended, modified or supplemented to the date hereof, the "Stock Purchase Agreement"), among C&A UK, Gradus Group Limited and Headlam Group PLC (the "ACT Acquisition"), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement.

        WHEREAS, the Borrower has requested certain amendments and consents to the Credit Agreement in connection with the ACT Acquisition and a certain proposed joint-venture transaction as described below; and

        WHEREAS, subject to terms and conditions of this Amendment, this Banks wish to grant certain consents to the Credit Agreement, and the parties hereto wish to amend the Credit Agreement as herein provided;

        NOW, THEREFORE, it is agreed:

I.  Amendments and Consents to Credit Agreement.
    --------------------------------------------

            1. The Banks hereby acknowledge and agree that the ACT Acquisition may be effected as a Permitted Acquisition in accordance with all applicable requirements of the Credit Agreement, including, without limitation, Section
8.02 thereof; provided that, notwithstanding anything to the contrary contained in the Credit Agreement, the following deviations from the requirements of a Permitted Acquisition under the Credit Agreement shall be permitted (and only such deviations shall be permitted) in connection with the ACT Acquisition so long as the same otherwise meets all applicable requirements for a Permitted Acquisition pursuant to the Credit Agreement:

           (i) upon the consummation of the ACT Acquisition, ACT may become a Wholly-Owned Foreign Subsidiary of the Borrower; and

           (ii) the consideration paid by C&A UK in connection with the ACT Acquisition may include (x) unsecured Indebtedness of C&A UK or ACT evidenced by a seller promissory note in an aggregate principal amount not to exceed (Pounds)1,500,000, so long as (I) any such Indebtedness is unguaranteed except as permitted by Section 8.04(n) of the Credit Agreement, (II) such promissory note bears no interest and (III) such promissory note shall otherwise be in form and substance satisfactory to the Agent or (y) deferred compensation in an aggregate amount not to exceed (Pounds)1,500,000 as provided in the Stock Purchase Agreement.


          (2) Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (q) of said Section, (ii) redesigning clause (r) of said Section as (s) and (iii) inserting the following new clause (r) immediately following clause (q) of said Section:


          "(r) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Wholly-Owned Foreign Subsidiary so long as (i) no Default or Event of Default then exists or would result therefrom, (ii) such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation and (iii) the security interest, if any, granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (and any foreign equivalent thereof) in the capital stock of such surviving Wholly-Owned Foreign Subsidiary shall remain in full force and effect and perfected (at least to the same extent as in effect immediately prior to such merger, consolidation or liquidation); and"

        3. Section 8.04 of the Credit Agreement is hereby amended by (i) redesigning clause (1) of said Section as clause (o) and (ii) inserting the following new clauses (l), (m) and (n) immediately following clause (k) of said
Section:

                "(l) unsecured indebtedness of C&A UK of ACT evidenced by a seller promissory note in an aggregate principal amount not to exceed (Pounds)1,500,000 (as reduced by any repayments of principal thereof), so long as (I) any such indebtedness is unguaranteed except by C&A UK, ACT or the Borrower, (II) such promissory note bears no interest and
        (III) such promissory note shall otherwise be in form and substance satisfactory to the Agent;

                (m) Indebtedness of C&A UK and ACT under lines of credit in an aggregate principal amount not to exceed (Pounds)1,000,000 at any time outstanding, so long as the proceeds of such Indebtedness are used solely for the working capital purposes of C&A UK and its Subsidiaries;

                (n) Indebtedness of the Borrower, C&A UK and/or ACT consisting of an unsecured guaranty of the Indebtedness permitted pursuant to
        Section 8.04(l); and".

        4. Section 8.05 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (q) of said Section, (ii) redesignating clause (r) of said Section as clause(s) and (iii) inserting the following new clause (r) immediately following clause (q) of said Section:

                "(r) the Borrower may make cash capital contributions to Collins & Aikman Floorcoverings Asia PTE. Ltd., so long as the aggregate amount of all such contributions at any one time outstanding (without giving effect to any write-downs or write-offs thereof) does not exceed $500,000; and".

        5. Notwithstanding anything to the contrary contained in Sections 8.15(a) and (b) of the Credit Agreement, the Borrower shall be permitted to form Collins & Aikman Floorcoverings Asia PTE, Ltd. as a 51%-owned joint venture, so long as after the formation of such joint venture, the Borrower and such joint venture, to the extent requested by the Agent or the Required Banks, comply with the requirements of clauses (ii), (iii) and (iv) of the proviso to Section 8.15(a) of the Credit Agreements.

        6. Section 8.08(a) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

                Fiscal Year Ending              Amount
                ------------------              ------
                  January, 1998               $5,200,000
                  January, 1999               $7,400,000
                  January, 2000               $6,300,000
                  January, 2001               $5,500,000
                  January, 2002               $5,000,000
                  January, 2003               $5,000,000

                7. Section 10 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

                "C&A UK" shall mean Collins & Aikman Floorcoverings UK Limited, a registered company in England.

                "ACT" shall mean Advanced Carpet Tiles Limited, a registered company in England.

II.     Miscellaneous Provisions.
        ------------------------

                1. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that:

                (a) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment; and

                (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

        4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

        6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                         CAF HOLDINGS, INC.

                                         By__________________________
                                           Title:


                                         COLLINS & AIKMAN
                                         FLOORCOVERINGS, INC.

                                         By__________________________
                                           Title:


                                         BANKERS TRUST COMPANY,
                                          Individually and as Agent

                                         By__________________________
                                           Title:


                                         FIRST SOURCE FINANCIAL LLP

                                         By__________________________
                                           Title:


                                         HELLER FINANCIAL, INC.

                                         By__________________________
                                           Title:

                                         LASALLE NATIONAL BANK

                                         By__________________________
                                           Title:


                                         THE FIRST NATIONAL BANK OF
                                         BOSTON

                                         By__________________________
                                           Title:


                                         CORESTATES BANK, N.A.

                                         By__________________________
                                           Title:


                                         LTCB TRUST COMPANY

                                         By__________________________
                                           Title:


                                         SANWA BUSINESS CREDIT
                                         CORPORATION

                                         By__________________________
                                           Title:


                                         SENIOR DEBT PORTFOLIO

                                         By__________________________
                                           Title:



                                         WACHOVIA BANK, N.A.

                                         By__________________________
                                           Title: